UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014 (April 10, 2014)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware 001-31369 65-1051192
(State or other (Commission (IRS Employer
jurisdiction of File Number) Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On April 10, 2014, CIT Group Inc. and certain of its wholly-owned subsidiaries (together, “CIT” or the “Company”) entered into a Stock Purchase Agreement and three separate Loan Sale Agreements (together the “Agreements”) with Nelnet, Inc. and certain of its wholly-owned subsidiaries (together, “Nelnet”) pursuant to which CIT will sell its student lending business to Nelnet. Pursuant to the Agreements, CIT will sell to Nelnet certain subsidiaries that hold CIT’s residual interests in certain securitization trusts that hold approximately $2.6 billion par value of student loans previously originated by CIT and the related student loan asset-backed debt. Pursuant to the Agreements, CIT also will sell to Nelnet approximately $0.95 billion par value in student loan receivables. All of CIT’s remaining government guaranteed student loan assets and servicing rights will be conveyed pursuant to the Agreements. CIT expects to receive an aggregate cash payment of approximately $1.1 billion, the majority of which will be used to repay existing debt secured by student loans. CIT expects to record a net gain in the second quarter of 2014 related to these sales and the extinguishment of related debt. The transactions are expected to close on or before April 25, 2014. The transactions are subject to customary closing conditions. J.P. Morgan Securities LLC acted as exclusive financial advisor to CIT on this transaction.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By: /s/ Scott T. Parker
Scott T. Parker
Executive Vice President &
Chief Financial Officer

Dated:      April 16, 2014